CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 31

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 31 (“Amendment No. 31”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.	This Amendment No. 31 updates SBP Section 21.0 “Configuration Control” and adds a new Section 21.1 “Boeing Authorization”.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The SBP is hereby amended by adding the SBP Table of Amendments Page 5 and replacing it in its entirety with a new Table of Amendments Page 5, attached hereto as Exhibit 1.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____

2.	The SBP is hereby amended by deleting SBP Section 21.0 “Configuration Control” and replacing it in its entirety with a new SBP Section 21.0, attached hereto as Exhibit 2.

3.	The SBP is hereby amended by adding a new SBP Section 21.1 [*****], attached hereto as Exhibit 3.

4.
Entire Agreement. Except as otherwise indicated in this Amendment No. 31, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 31. This Amendment No. 31 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 31, and this Amendment No. 31 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 31, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 31.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 31 as of the last date of execution set forth below.

The Boeing Company                 Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    /s/Helena Langowski            By:    /s/Eric Bossler
Name:    Helena Langowski                Name:    Eric Bossler
Title:    Procurement Agent                Title:    Contract Administrator
Date:    October 3, 2019                Date:    October 3, 2019

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____

SBP BCA-MS-65530-0019, Amendment No. 31 Exhibit 1

AMENDMENTS

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SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____

Number 30 31
Description

Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Section 7.2.1 and SBP Attachments 1 and 2

Configuration Control
Updated SBP Section 21.0 “Configuration Control”
Added new Section 21.1 [*****]
	Date 8/12/19 9/25/19	Approval H. Langowski R. Grant H. Langowski E. Bossler

SBP BCA-MS-65530-0019, Amendment No. 31 Exhibit 2

21.0    CONFIGURATION CONTROL
Except as otherwise allowed by Boeing delegation as documented in either SBP Attachment 4, Engineering Releases, or other applicable Documents, Spirit agrees not to make any change in materials, processes, or design details of the Product after Boeing part qualification or approval without written authorization from Boeing. This shall include changes in materials,

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SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____

processes, or design details by Spirit’s subcontractors after Boeing part qualification or approval. Written authorization by Boeing is required for changes that would affect the Product or any component part thereof with regard to (a) part number identification, (b) physical or functional interchangeability, or (c) maintenance, repair, or overhaul procedures, including processes or material changes which affect such maintenance, repair, and overhaul procedures. If such approval is granted, copies of revised Drawings and data shall be provided to Boeing accordingly. Spirit shall include the requirements of this Section 21.0 in its subcontracts.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____

SBP BCA-MS-65530-0019, Amendment No. 31 Exhibit 3

21.1 [*****]
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 31                Boeing Initials:_____ Spirit Initials:_____